Exhibit - Georgia Exploraiton, Form 8-K

10.1	Purchase and Sale Agreement dated January 30, 2007

Orbit Energy, LLC.
4801 Woodway Drive, Suite 305W
Houston Texas, 77056

January 30, 2007

WHARTON RESOURCES LP and
GEORGIA EXPLORATION, INC.
519 Heights Blvd.
Houston, Texas 77007

Re:          Purchase and Sale Agreement - Mount Branch Prospect, Elk County, Kansas

Gentlemen:

This letter agreement, when fully executed by the parties named herein, shall constitute a “Purchase and Sale Agreement” between Orbit Energy, LLC., a Nevada Limited Liability Company (“Seller” or “Orbit”) and Wharton Resources LP, a Texas Limited Partnership (“Purchaser” or “Wharton”), in regard to the properties identified below. The Purchaser is wholly owned by Georgia Exploration, Inc., a Nevada corporation (“Georgia”). The Purchaser, Seller and Georgia are hereinafter collectively referred to as the “parties”. The effective date for this Purchase and Sale Agreement is January 30, 2007 (the “Effective Date”).

This letter agreement, when fully executed by the parties, shall replace the agreement entitled “Mound Branch Prospect Development Agreement Elk County, Kansas” entered into between Seller and Purchaser and dated effective September 1, 2006 as amended by First Amendment agreement also dated September 1, 2006 (collectively the “Development Agreement”).

ARTICLE I. PROPERTY SUBJECT TO THIS AGREEMENT

Seller is the holder of interests in certain oil and gas leases in Elk County, Kansas totaling approximately 8,800 acres gross (the “Property”), which leases are more particularly described in Schedule “A” hereto (the “Leases”). For all oil and gas Leases other than those lease portions associated with the existing drilled wells (that are identified in Schedule “B” hereto), Purchaser is purchasing and Seller is selling a 100.0% working interest and 74.0% net revenue interest (after Lessor and overriding royalty interests of 26.0%).

Seller also holds a working interest and net revenue interest in nine (9) existing well bores that have been drilled on the Property (the “Wells”), as further described and listed in Schedule “B”. The applicable working interests and net revenue interests being acquired by Purchaser for the Wells are identified in Schedule “B”. Seller holds ratable working interests in facilities and equipment on the Leases (collectively the “Equipment”), as identified and listed in Schedule “C”, together with right of ways and servitudes needed to produce oil and/or gas therefrom (collectively the “Servitudes”).

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Any property, or interest therein, acquired, whether by lease or otherwise, by the Seller, its affiliates or principals, at any time prior to or after the effectiveness of this letter agreement, that is contiguous to the Property (as defined in the “Development Agreement), or that is within a distance of five (5) miles from the outer boundary of the Property as may be expanded as contiguous acreage is acquired (the “Area of Mutual Interest” or “AMI”), shall form part of the Property and shall be subject to this Agreement. Seller agrees to assign Seller’s interest in any such property within the AMI to the Purchaser and Purchaser agrees to reimburse Seller for Sellers reasonable costs and expenses associated with the acquisition and maintenance of such additional property.

ARTICLE II. PURCHASE AND SALE

Seller hereby agrees to sell and Purchaser hereby agrees to purchase all of Sellers working interests and associated net revenue interests in the Leases, Wells and Equipment, subject to and on the terms of this letter agreement. This letter agreement further sets forth the terms, conditions and reservations which will control and dictate the provisions to be included in the formal conveyance from Seller to Purchaser, and to express and clarify the interest of the parties hereto.

ARTICLE III. CONSIDERATION

Purchase Price

At final closing (the “Closing”) and against delivery of a recordable Assignment by the Seller to the Purchaser, Georgia shall pay to Seller the following:

(1)	A total $6,800,000 (the “Purchase Price”) for Sellers interests in the Leases, Wells and Equipment,

less the following:

(2)
The sum of $760,947, which sum represents the amounts advanced to or paid on behalf of Orbit by Wharton associated with additional testing and evaluations of oil and gas interests in the AMI, and for the payment of lease renewals, minimum royalties, and other associated costs of drilling and testing, or similar payment obligations(s) under the Development Agreement associated with or arising from any lease acreage covered by the AMI, calculated from the effective date of the Development Agreement through the Effective Date hereof, as further identified in Schedule “D” hereto.

Payment of Purchase Price

The Purchase Price will be paid by Georgia to the Seller on Closing as follows:

(1)
The sum of $4,800,000 less amounts paid by Purchaser to Seller or on Seller’s behalf of $760,947 will be paid on account of the purchase of the Leases, Wells and Equipment, by the issuance to the Seller of 4,039,053 shares in the common stock of Georgia (the “Shares”) at a deemed price of $1.00 per share.

(2)
The sum of $2,000,000 will be paid by Purchaser to the Seller, by the issuance to the Seller of a convertible unsecured debenture of Georgia (the “Debenture”) in the principal amount of $2,000,000, bearing simple interest at the rate of 10% per annum payable quarterly in arrears. The principal amount of the Debenture that remains outstanding and unpaid may be converted by the Seller in whole or in part to acquire shares in the common stock of Georgia (the “Debenture Shares”) at the rate of $1.00 per Debenture Share, at any time after twelve (12) months from the Effective Date and before the expiry of thirty-six (36) months from the date of the Effective Date (the “Due Date”). After the Due Date, all unpaid interest and principal on the Debenture become due on demand. The Debenture will provide for customary adjustments to the conversion price and/or the number of shares issuable on conversion following the occurrence of certain events.

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(3)
Georgia or Wharton may pay the principal and interest amount outstanding under the Debenture at any time after twelve (12) months from the Effective Date and before the Due Date by providing notice to the Seller and Seller shall thereafter have five business days to provide notice to Georgia of Seller’s desire to convert the Debenture into Debenture Shares, in lieu of payment by Georgia of the Debenture balance outstanding. Upon payment to the Seller of the principal and interest amount outstanding by Georgia or Wharton pursuant to this paragraph, the Debenture and all obligations thereunder will terminate. In addition, in the event of a change of control of Georgia after twelve (12) months, the Seller may accelerate the Due Date to the date of the change of control. For the purposes hereof a change of control means the acquisition by any person, or group of persons acting together (determined reasonably), of voting control over 50% or greater of the issued and outstanding shares in the capital of Georgia, where such person or group of persons did not prior to the date hereof hold such voting control.

Any transfer of ownership of the Shares, the Debenture or the Debenture Shares will be subject to the approval of Georgia, and will require proper evidence of compliance with applicable securities laws.

The Shares and the Debenture will be issued pursuant to the exemption from registration provided by Rule 506 of Regulation D under the U.S. Securities Act of 1933, and the Seller hereby confirms that the offer and sale of the Shares and the Debenture meets the conditions of such rule and that the Seller (or each beneficial owner of the Seller) is an “Accredited Investor” as defined therein. Seller understands that the Shares, the Debenture, and the Debenture Shares will be restricted securities under Rule 144, and the certificates representing such securities will bear a restrictive legend in such form as Georgia may determine. Orbit further acknowledges and agrees that:

(a)	it understands and acknowledges that the Shares, Debentures and Debenture Shares have not been and will not be registered under the 1933 Act or the securities laws of any state of the United States;

(b)
it (and each of its beneficial owners) has had the opportunity to obtain independent tax and investment advice respecting entering into this letter agreement and completing the transactions contemplated hereby;

(c)	it has had access to such information regarding Georgia as it has considered necessary in connection with its investment decision to acquire the Shares and the Debentures;

(d)
it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its acquisition of the Shares and the Debentures, and it is able to bear the economic risk of, and withstand a complete loss of, its entire investment in such securities;

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Escrow

A total of 4,093,053 of the Shares (the “Escrow Shares”) will be placed in escrow with a law firm or escrow agent agreeable to both Georgia and Seller, and held subject to an escrow agreement. The escrow agreement will provide for the release of the Escrow Shares only against delivery to the escrow agent of a fair market value appraisal and economic valuation, prepared by an independent third party mutually agreed by Georgia and Seller, of the Wells, Leases and Equipment, confirming the value of the Sellers interest therein as being no less than the Purchase Price of $6,800,000. To the extent such valuation is less than $6,800,000, the number of Escrow Shares released to the Seller will be pro-rated accordingly and the balance cancelled. The Seller agrees to place in escrow, concurrently with the deposit of the Escrow Shares, a duly executed stock power of attorney with signature guaranteed in respect of the cancellation of the Escrow Shares. For the purposes of this paragraph, the valuation must be prepared and delivered to escrow agent within twelve (12) months of the effective date of this letter agreement. Any Escrow Shares in escrow after twelve (12) months of the effective date of this letter agreement shall be cancelled.

In the event of any dispute, the escrow agent will continue to hold the shares pending an agreement between the parties or an order of the court, in either case directing the escrow agent as to the further handling of the shares, provided such direction is not inconsistent with this letter agreement. Georgia is responsible for all costs and expenses associated with establishing and maintaining the escrow. Seller and Purchaser agree to enter into the escrow agreement with the escrow agent on such additional terms and conditions as required by the escrow agent.

ARTICLE IV - ASSIGNMENT

At Closing, Seller shall deliver an executed, recordable previously approved Assignment of Interest in favor of Purchaser conveying all of Seller’s working interest and associated net revenue interest in the Leases, Wells, and Equipment. Such Assignment shall specify that the working interest conveyed is delivered with a net revenue yield, consistent with those identified in the attached Schedules.

ARTICLE V. REPRESENTATIONS, WARRANTIES AND COVENANTS OF ORBIT

Orbit hereby represents, warrants and covenants to Purchaser and Georgia the following and acknowledges that Purchaser and Georgia are relying upon such representations and warranties in connection with entering into this letter agreement:

(a)	Orbit has the full corporate power, capacity and authority to enter into this letter agreement and to execute, deliver and perform its obligations under this letter agreement;

(b)
there are no claims, actions, suits, judgments, investigations or proceedings of any kind outstanding, pending or to the best knowledge of Orbit, threatened against or affecting Orbit or its respective properties and assets;

(c)
other than pursuant to this letter agreement, no person has any agreement, option or understanding or any right or privilege capable of becoming an agreement or option for the purchase from Orbit of the Leases, Wells or Equipment;

(d)	there is no bankruptcy, liquidation, winding-up or other similar proceeding pending or in progress or, to the knowledge of Orbit, threatened against Orbit;

(e)
Orbit and its businesses and operations are in substantial compliance with all applicable environmental laws and environmental permits applicable to the operations of Orbit in the AMI; and Orbit has obtained all environmental permits that are required to carry on operations as previously and currently carried out in the AMI by Orbit under all applicable environmental laws;

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(f)
to the best knowledge of Orbit, there are no spills, releases, deposits or discharges of hazardous or toxic substances, contaminants or wastes into the earth, air or into any body of water or any municipal or other sewer or drain water systems affecting the AMI that may contravene applicable environmental laws or laws applicable to oil and gas extraction, that have not been remedied;

(g)	Orbit has good and marketable title to their assets and properties free and clear of all encumbrances of any kind whatsoever;

(h)
Orbit has made available to Wharton all material information, including financial, operational and other information, in respect of the oil and gas resource or exploration properties and assets and all such information as made available to Wharton is true and correct in all material respects and no material fact or facts have been omitted therefrom which would make such information misleading;

(i)
Orbit has had the opportunity to obtain independent legal advice with respect to this letter agreement and related agreements, documents and transactions, and hereby confirms that it is in no way relying on the legal advisors of Georgia or Wharton, and hereby confirms that no legal advice was provided to Orbit by such legal advisors; and

(j)
Orbit will hold and will cause its directors, officers, employees, agents, advisors and controlling persons to hold any information respecting the AMI or the operations thereon which is non-public in confidence, and to take steps to ensure its directors, officers, employees, agents and advisors comply with applicable securities laws respecting disclosure of information.

ARTICLE VI. JOINT OPERATING AGREEMENT

At or prior to the Closing, Wharton and Orbit agree to enter into a Joint Operating Agreement (“JOA”) between Orbit and Wharton in such form as is mutually agreeable to both parties, with terms, conditions and rates consistent with those customary in the oil and gas industry in the United States. Orbit, as Operator under the JOA, will act prudently; maintain insurance to cover all its activities and with limits customary in the U.S., including naming Wharton and Georgia as Additional Insureds. Orbit will exercise its fiduciary duties and responsibilities as operator, and act in and conduct business in a manner that is of the best interest of the Purchaser.

Orbit shall indemnify Wharton and its representatives, officers, directors, agents and employees harmless from any and all expense, payment, loss or damages incurred by such persons as a direct or indirect result of third party claims, liens and demands arising out of Orbit’s operations in the AMI.

ARTICLE VII. FILES AND TITLE DATA

All files, documents and records of every nature relative to the Leases, Wells and Equipment identified on Schedules “A”, “B” and “C”, as well as all work and expenditures incurred by or on behalf of the Seller in the AMI, and that are in the possession of Seller, or to which the Seller has a right of possession, shall become the property of Purchaser immediately following closing of this Purchase and Sale Agreement. Purchaser and Seller may agree that the files associated to the properties be held by Orbit, as the operator under the JOA, provided that Purchaser and Georgia shall have unrestricted access to such files, documents and records during business hours on 24 hours notice to Seller.

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Seller warrants that it holds its interests in the Leases, Wells and Equipment free and clear of any liens, claims or encumbrances, other than as disclosed in writing to the Purchaser. Purchaser will be allowed full access to all files and title data prior to Closing as necessary to review title to the property subject to the Leases, and title to the Equipment. Purchaser may delay Closing for up to 30 days to correct title defects if any are found.

ARTICLE VIII. CLOSING

The Closing contemplated herein shall occur within 15 days of the Effective Date of this letter agreement, unless Purchaser requests delay due to title defects identified during the period prior to Closing. On Closing, the Purchaser and Georgia will deliver the Purchase Price to the Seller, and Seller will deliver to Purchaser the following:

1.	An Assignment Agreement in recordable form assigning all of the Sellers interests in the Leases, Equipment and Wells to the Purchaser.

2.	A form of JOA executed on behalf of Orbit and in such form as has been approved by Wharton.

3.
A Stock Power of Attorney duly executed by an authorized signatory on behalf of Seller, with the signature guaranteed by a bank, trust company or brokerage firm, along with a corporate resolution authorizing the signature of such authorized signatory on behalf of the Seller.

4.	A corporate resolution of Orbit confirming its authority to enter into this letter agreement and complete the transactions contemplated herein.

5.	A form of escrow agreement executed on behalf of Orbit and in such form as has been approved by Wharton and the escrow agent.

On closing, the Purchaser shall deliver to Seller the following:

6.	The Debenture.

7.	A certificate representing the Shares other than the Escrow Shares.

8.	A certificate representing the Escrow Shares, provided that this delivery obligation will be deemed satisfied upon the Purchaser delivering such certificate to the escrow agent.

9.	A corporate resolution of Georgia confirming its authority to enter into the letter agreement and complete the transaction contemplated herein.

10.	A resolution of Wharton confirming the authority to enter into this letter agreement and complete the transactions contemplated herein.

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ARTICLE IX. MISCELLANEOUS

A.	Notices

All Notices desired or required as a result of the purpose of this Agreement may be given by U.S. Mail to the addresses of the parties hereto as shown below or by facsimile at the number shown hereon.

Orbit Energy, LLC
Attn: Mr. Greg A. Thompson
4801 Woodway Drive, Suite 305W
Houston, Texas 77056
Telephone: 713-355-7001
Fax:

Wharton Resources LP,
Georgia Exploration, Inc.
Attn: Mr. Wm Milton Cox
519 Heights Blvd
Houston, Texas 77007
Fax: (713) 979-3728

B.	Conformance with Laws and Regulations

This Purchase and Sale Agreement is subject to all applicable federal, state, and local laws and all applicable rules, orders and regulations of any authorized and duly constituted regulatory body or authority having jurisdiction thereof, and all operations conducted hereunder shall be in conformity therewith. The provisions hereof are binding upon each of the parties hereto and shall extend to and be binding upon their respective legal representatives, heirs, successors, and assigns.

C.	No Partnership Provision

Nothing in this letter agreement or the Venture-JOA is intended to create, and nothing herein or therein shall ever be construed to create, a partnership, joint venture, mining partnership, corporation, association, or other relationship whereby any party hereto shall ever by held liable for the acts or debts of another. The duties, obligations, and liabilities of each party set forth in this letter agreement shall be several and not joint so that any single party shall be liable only for its proportionate share of the duties, obligations, and liabilities under the terms of this letter agreement.

D.	General

Upon execution by the parties hereto this letter agreement and any attachments and/or Schedules shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors and assigns.

This letter agreement shall be construed under and in accordance with the laws of the State of Texas.

All parties duties, obligations and liabilities hereto intended under this letter agreement shall be severable, and not joint or collective.
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This letter agreement may be executed in multiple counterparts, each of which constitute one and the same legal instrument.

This letter agreement is the entire agreement between Parties with respect to the subject matter hereof, and replaces or supersedes any and all previous agreement with oral or written between Parties.

If the foregoing sets forth our agreement, please show your acceptance by signing and dating this agreement in the space provided below, agreed and accepted this 30th day of January, 2007.

ORBIT ENERGY, LLC		GEORGIA EXPLORATION, INC. and WHARTON RESOURCES LLC.,
By its authorized signatories:

By:	/ s / Greg A. Thompson	By:	/ s / Donald L. Sytsma
	Greg A. Thompson, President		Donald L. Sytsma, CFO& Director

By:	/ s / Wm Milton Cox	By:	/ s / Wm Milton Cox
	CodeAmerica Investments, LLC		Wm Milton Cox, Chairman & CEO
Wm Milton Cox, Managing Member

By:	/ s / Bassam Nastat	By:	/ s / Bassam Nastat
	Paragon Capital, LLC		Bassam Nastat, President & Director
Bassam Nastat, Manager

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SCHEDULE “A”

PURCHASE AND SALE AGREEMENT

OIL AND GAS LEASES
MOUND BRANCH PROSPECT
ELK COUNTY, KANSAS

9/16

Schedule A

Lessor	Lease Date / Lease Exp. Date		Royalty	HBP	Number of Acres	Legal Discription	County	State

Bellar Family Farm, LLC
Lease Date-	12/10/2005	3years	1/8	no	Total Acres 125	Township 30 South, Range 11 East	Elk	KS
Lease Exp. Date	12/10/2008					Section 29:
E/2NE/4,NE/4SE/4,N/2SE/4SE/4
Lying North of County Rd

Eugene R. & Catherine S. Perkins					Total Acres 320
Lease Date-	2/11/2006	3years	1/8		Lease (1) 160	Township 30 South, Range 11 East	Elk	KS
Lease Exp. Date	2/11/2009					Section 18: NE/4
Lease Date-	2/11/2006	3years	1/8		Lease (2) 160	Township 30 South, Range 11 East	Elk	KS
Lease Exp. Date	2/11/2009					Section 18:
E/2SW/4, W/2SE/4
Tom & Angela Russell,					Total Acres 563
Preston & Christina Jones
Lease Date-	2/25/2006	3years	1/8		Lease (1) 280	Township 30 South, Range 11 East	Elk	KS
Lease Exp. Date	2/25/2009					Section 21: NE/4NW/4, lying East of County RD, NE/4
Section 22: W/2SW/4, SW/4NW/4
Lease Date-	2/25/2006	3years	1/8		Lease (2) 283	Township 30 South, Range 11 East	Elk	KS
Lease Exp. Date	2/25/2009					Section 15: SW/4
Section 22: N/2NW/4, SE/4NW/4

Howard E. & Debbie J. Unruh
Lease Date-	2/25/2006	3years	1/8		Total Acres 200	Township 30 South, Range 11 East of 6th P.M.	Elk	KS
Lease Exp. Date	2/25/2009					Section 21: SE/4, NE/4SW/4, SE/4SW/4

Alvin V. Schibbelhute				no	Total Acres 400
Lease Date-	10/1/2005	3 years	1/8		Lease (1) - 240 Acres	Township 30 South, Range 11 East	Elk	KS
Lease Exp. Date-	10/1/2008					Section 12: SE/4, E/2SW/4
Lease Date-	10/1/2005	3 years	1/8	n/a	Lease (2) - 160 Acres	Township 30 South, Range 12 East	Elk	KS
Lease Exp. Date-	10/1/2008					Section 7: SW/4

David Denton					Total Acres 640
Lease Date-	10/13/2005	3 years	1/8	n/a	Lease (1) - 320 Acres	Township 30 South, Range 11 East	Elk	KS
Lease Exp. Date-	10/13/2008					Section 16: N/2
Lease Date-	10/13/2005	3 years		n/a	Lease (2) - 320 Acres	Township 30 South, Range 11 East	Elk	KS
Lease Exp. Date-	10/13/2008					Section 16: S/2

Dennis Bryan
Lease Date-	9/6/2005	3 years	1/8	n/a	Total Acres 80	Township 30 South, Range 11 East	Elk	KS
Lease Exp. Date-	9/6/2008					Section 19: E/2NE/4

Robert Adams					Total Acres 920
Lease Date-	10/17/2005	3 years	1/8	n/a	Lease (1) 160 Acres	E/2 NW/4, W/2 NE/4, Sec32	Elk	KS
Lease Exp. Date-	10/17/2008					T30S-R11E, Elk County, Kansas
Lease Date-	10/17/2005	3 years	1/8		Lease (2) 160 Acres	Township 30 South Range 11 East	Elk	KS
Lease Exp. Date-	10/17/2008					Section 35: NE/4

Robert, Lakin, Linda Adams
Alice M. & Marion Brunetti
Lease Date-	10/17/2005	3 years			Lease (3)- 240 Acres	Township 30 South, Range 11 East	Elk	KS
Lease Exp. Date-	10/17/2008					Section 27: E/2SW/4, SE/4

Robert, Lakin, Linda Adams
Alice M. & Marion Brunetti
Lease Date-	10/17/2005	3 years	1/8		Lease (4)- 80 Acres	Township 30 South, Range 11 East	Elk	KS
Lease Exp. Date-	10/17/2008					Section 35: W/2NW/4

Robert A., Larkin & Linda T.
Adams
Lease Date-	10/17/2005	3 years			Lease (5)- 120 Acres	Township 30 South, Range 11 East	Elk	KS
Lease Exp. Date-	10/17/2008					Section 23: SE/4SE/4

Robert A., Larkin & Linda T.
Adams
Lease Date-	10/17/2005	3 years			Lease (6) 160 Acres	Township 30 South, Range 11 East	Elk	KS
Lease Exp. Date-	10/17/2008					Section 25: N/2NW/4

Phyllis A. & Neal F. Osborn Trustees of the
Phyllis A. Osborn Trust					Total Acres 640
Lease Date-	3/16/2006	3 years	1/8		Lease (1) 240 Acres	Township 30 South, Range 11 East	Elk	KS
Lease Exp. Date-	3/16/2009					Section 15: W/2SE/4
Section 22: NE/4
Lease Date-	3/16/2006	3 years	1/8		Lease (2) 160 Acres	Township 30 South Range 11 East	Elk	KS
Lease Exp. Date-	3/16/2009					Section 27: NE/4
Lease Date-	3/16/2006	3 years	1/8		Lease (3) 240 Acres	Township 30 South, Range 11 East	Elk	KS
Lease Exp. Date-	3/16/2009					Section 22: SE/4, E/2SW/4

M. Ruth Royse, Trustee of the M. Ruth Royce					Total Acres 640
Lease Date-	3/20/2006	3 years	1/8		Lease (1) 320 Acres	Township 30 South, Range 11 East	Elk	KS
Lease Exp. Date-	3/20/2009					Section 10: W/2
Lease Date-	3/20/2006	3 years	1/8		Lease (2) 320 Acres	Township 30 South, Range 11 East	Elk	KS
Lease Exp. Date-	3/20/2009					Section 10: E/2
Section 30: NE/4NE/4
Babst Family Limited Partnership					Total Acres 2524.1
Lease Date-	10/22/2005	1year	1/8		Lease (1) - 649.55 Acres	Township 30 South, Range 12 East	Elk	KS
Lease Exp. Date	10/22/2008	2yr Ext				Section 30: Lots 1,2,3,4 E2,a/d/a All
lying East County (12 Ac.)
Babst Family Limited Partnership
Lease Date-	10/22/2005	1year	1/8		Lease (2) - 239.34 Acres	Township 30 South, Range 12 East	Elk	KS
Lease Exp. Date	10/22/2008	2yr Ext				Section 31: Lot 1 (39.34), NE/4NW/4,
N/2NE/4, a/d/a N/2N/2
Section 32: N/2NW/4
Babst Family Limited Partnership
Lease Date-	10/22/2005	1year			Lease (3) - 626.60 Acres	Township 30 South, Range 12 East	Elk	KS
Lease Exp. Date	10/22/2008	2yr Ext				Section 18: Lots 1,2,3,4
E/2W/2, E/2, a/d/a All
Babst Family Limited Partnership
Lease Date-	10/22/2005	3years			Lease (4) - 320 Acres	Township 30 South, Range 12 East	Elk	KS
Lease Exp. Date	10/22/2008					Section 29: W/2

Babst Family Limited Partnership
Lease Date-	10/22/2005	3years			Lease (5) - 688.61 Acres	Township 30 South, Range 12 East	Elk	KS
Lease Exp. Date	10/22/2008					Section 19: Lots 1,2,3,4,
E/2, a,d,a All ( 632.11 Ac. )
Township 30 South, Range 11 East
Section 24: All that part of the
SE/4NE/4, E/2SE/4 lying East of
County Road ( 56.5 Ac. )

Margaret P. Tidwell	7/13/2005	1year			Total Acres 959	Section 29, 30 Various	Elk	KS
Lease Date-
Lease Exp. Date

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SCHEDULE “B”

PURCHASE AND SALE AGREEMENT

INTERESTS IN EXISTING WELLS
MOUND BRANCH PROSPECT
ELK COUNTY, KANSAS

11/16

Schedule “B”
Orbit Energy LLC Onwership
Mound Branch Working Interest and Net Revenue Interest

	WI	NRI
MT 19-1 LC#9	0.2500	0.1782

MT 19-2 LC#10	0.3100	0.2226

MT 29-1 LC#11	0.3100	0.2226

DB 19-3 LC#12	0.2900	0.2078

MT 29-2 LC#14	0.5500	0.4028

DD 16-3 LC#15	0.7300	0.5402

DD 16-2	1.0000	0.7400

DD 16-8	1.0000	0.7400

DD 16-4	1.0000	0.7400
	Production intended to be used for lease use gas.

12/16

SCHEDULE “C”

PURCHASE AND SALE AGREEMENT

FACILITIES AND EQUIPMENT
MOUND BRANCH PROSPECT
ELK COUNTY, KANSAS

13/16

SCHEDULE “C”

Mound Branch Equipment Inventory
December 31, 2006

1,202' of 2 3/8 (8 round upset tubing)
Larkin Tubing wellhead
Pumping Tee
Stuffing Box
47 3/4" Rods @ 25'ea.
(3) 6' 3/4" rodsubs
(1) 4' 3/4" rodsubs
(1) 8' 1" 25/32 pumpbarrel
(1) 15' mud anchor
(1) 10' gas anchor
(1) small pumpjack

1,005' of 2" line pipe tubing 10 round
Larkin Tubing wellhead
Pumping Tee
Stuffing Box
40 3/4" Rods @ 25'ea.
(1) 6' 3/4" rodsub
(1) 8' 1" 25/32 pumpbarrel
(1) 13' mud anchor
(1) 8' gas anchor
(1) small pumpjack

1,022' of 2" line pipe tubing 10 round
Larkin Tubing wellhead
Pumping Tee
Stuffing Box
38 5/8" Rods
(2) 3/4" rods
(1)15' mud anchor
(1)10' gas anchor
(1) small pumpjack	(1) 8' pump barrel

998' of 2 3/8" upset tubing 8 round
Larkin Tubing wellhead
Pumping Tee
Stuffing Box
(39) 3/4" rods
(1) 8' 3/4" rod sub
(2) 6' 3/4" rod subs
(1) 15' mud anchor
(1) 10' gas anchor
(1) small pumpjack	(1) 8' pump barrel

1,105' of line pipe tubing 10 round
Larkin Tubing wellhead
Pumping Tee
Stuffing Box
(44) 3/4" rods
(1) 15' mud anchor
(1) 10' gas anchor
(1) small pumpjack	(1) 8' pump barrel

1,038' of 2" line pipe tubing 10 round
Larkin Tubing wellhead
Pumping Tee
Stuffing Box
(41) 3/4" rods
(1) 15' mud anchor
(1) 10' gas anchor
(1) 8' pump barrel
(1) small pumpjack

1,037' of line pipe tubing 10 round
Larkin Tubing wellhead
Pumping Tee
Stuffing Box
(41) 3/4" rods
(2) 6' 3/4" rod subs
(1) 15' mud anchor
(1) 10' gas anchor
(1)small pumpjack

Goff Well #5(LC-2)
1,039' of 2 3/8" upset tubing
Larkin Tubing wellhead
Pumping Tee
Stuffing Box
(41) 3/4" rods
(2) 3/4" rod subs
(1) 15' mud anchor
(1) 6' gas anchor
(1) small pumpjack

1,667' of 2 3/8" upset tubing
Larkin Tubing Wellhead
(66) 3/4" rods
(2) 6' 3/4" rod subs
(1) 2' Rod sub
(1) 15' mud anchor
(1) 8' pump barrel
(1) 6' gas anchor
(1) 2 3/8" tubing valve
(2) 2" backpressure valve
(1) 2" meter-run and 2 pen meter
(1) small pumpjack

MainTank Battery(LC-1)
(1) 4x20 heater treater	50Lbs. MAOP
(2) 100Bbl. Tanks, steel
(1) 100Bbl. Watertank, fiberglass
(1) 30x10 3phase inlet sep.	125Lbs. MAOP

1,024' 2 3/8" tubing(8 round upset)
Larkin Tubing wellhead
Pumping Tee
Stuffing Box
40 3/4" Rods
(3) 6' 3/4" rod subs
(1) 2' 3/4" rod sub
(1) 8' 1 25/32" pumpbarrel
(1) 15' mud anchor
(1) 6' gas anchor
(1) small pumpjack

1087' 2 3/8" tubing(8 round upset)
Larkin Tubing wellhead
Pumping Tee
Stuffing Box
(43) 3/4" rods
(1) 6' 3/4" rodsub
(1) 2' 3/4" rodsub
(1) 8' 1 25/32 pumpbarrel
(1) 15' mud anchor
(1) 6' gas anchor
(1) small pumpjack

1,115' 2 3/8" tubing(8 round upset)
Larkin Tubing wellhead
Pumping Tee
Stuffing Box
(44) 3/4" rods
(2) 6' 3/4" rod subs
(1) 8' 1 25/32 pumpbarrel
(1) 15' mud anchor
(1) 6' gas anchor
(1) small pumpjack

1,841' 2 3/8" tubing(8 round upset)
Larkin Tubing wellhead
Pumping Tee
Stuffing Box
(73) 3/4" rods
(1) 6' 3/4" rodsub
(1) 8' 1 25/32 pumpbarrel
(1) 15" mud anchor
(1) 6' gas anchor
(1) 2" meter-run and meter
(1) large pumpjack

1,658' 2 3/8" tubing(8 round upset)
Larkin Tubing wellhead
Pumping Tee
Stuffing Box
(66) 3/4" rods
(4) 4' 3/4" rodsubs
(1) 6' 3/4" rodsub
(1)15' mud anchor
(1) 6' gas anchor
(1) large pumpjack

1,128.40' 2 3/8" tubing (8round)
Larkin Tubing wellhead
Pumping Tee
Stuffing Box
(45) 3/4" rods
(1) 15' mud anchor
(1) 6' gas anchor
(1) small pumpjack

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SCHEDULE “D”

PURCHASE AND SALE AGREEMENT

AMOUNTS ADVANCED TO OR PAID BY WHARTON
ON THE BEHALF OF ORBIT ENERGY, LLC

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Schedule “D”

WHARTON RESOURCES CORP.
SUMMARY OF FUNDS DISTRIBUTED TO ORBIT ENERGY
11/30/2006

Prospect	Notes	Date	Check Number	Expenditure
Kansas	Initial Payment	9/1/2006	10016	$100,000.00
Kansas	SCS Services	9/27/2006	10030	7,600.00
Kansas	BABST(Code America)	10/24/2006	10034	15,154.90
Kansas	Consolidated Oil Well Services	11/28/2006	10044	51,731.25
Kansas	Caney Valley Electric	11/29/2006	10045	1,460.88
Kansas	Advance	12/6/2006	10047	415,000.00
Kansas	Advance	12/6/2006	10054	100,000.00
Kansas	Advance	12/15/2006	10057	25,000.00
Kansas	Advance	12/21/2006	10060	15,000.00
Kansas	Advance	1/23/2007	10074	30,000.00

	Total Expenditures			$760,947.03

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